THE HUNTINGTON FUNDS

HUNTINGTON TAX-FREE MONEY MARKET FUND

SUPPLEMENT DATED JANUARY 6, 2012 TO THE PROSPECTUS DATED MAY 2, 2011 (CLASS A SHARES AND TRUST SHARES)

NOTICE OF CHANGES TO THE HUNTINGTON TAX-FREE MONEY MARKET FUND

AS OF THE DATE OF THIS SUPPLEMENT, PLEASE REPLACE THE THIRD PARAGRAPH OF THE SECTION “INVESTMENT STRATEGY” ON PAGE 119 WITH THE FOLLOWING:

In managing the portfolio, the Advisor maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less and endeavors to diversify the portfolio’s holdings as much as possible. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.